EXHIBIT 10.8










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                                                           [EXECUTION COPY]



               FIRST AMENDMENT TO CREDIT AGREEMENT, LINE OF CREDIT NOTE
          AND MORTGAGE, AND REAFFIRMATION OF TERM NOTE, SECURITY AGREEMENT,
                 GUARANTY AGREEMENT AND ADDENDUM TO GUARANTY AGREEMENT


               THIS FIRST AMENDMENT TO CREDIT AGREEMENT, LINE OF CREDIT NOTE AND MORTGAGE, AND REAFFIRMATION OF TERM NOTE, SECURITY AGREEMENT, GUARANTY AGREEMENT AND ADDENDUM TO GUARANTY AGREEMENT (the "Amendment"), made as of March 31, 1995, by and among SOUTH ATLANTIC CANNERS, INC. (together with its successors and assigns, the "Borrower"), COCA-COLA BOTTLING CO. CONSOLIDATED (together with its successors and assigns,"Consolidated") and WACHOVIA BANK OF NORTH CAROLINA, N.A. (together with endorsees, successors and assigns, the "Bank").

                                      BACKGROUND

          The Bank agreed to make a line of credit loan to the Borrower in the maximum principal amount of $5,000,000 as evidenced by that certain Line of Credit Note dated July 22, 1994 (the "1994 Line of Credit Note") and to make a term loan to the Borrower (in one or more advances) in the principal amount of $15,000,000 as evidenced by that certain Term Note dated July 22, 1994, both loans being made on the terms and subject to the conditions set forth in that certain Credit Agreement dated as of July 22, 1994 (the "1994 Agreement").

               In order to induce the Bank to make the Loans, the Borrower, contemporaneously with the execution and delivery of the 1994 Agreement, executed and delivered the other Loan Documents.

               Consolidated manages the day-to-day operations of the Borrower as more fully set forth in the Management Agreement. The Bank agreed to make the Loans, and agrees to the modifications contained herein, including without limitation the extension of additional credit to the Borrower, in reliance on the continuation of the Management Agreement.

               The Bank and the Borrower have agreed to modify the terms and conditions of the Line of Credit Loan, and to extend additional credit to the Borrower under the Line of Credit Loan on the terms and subject to the conditions set forth below.

               Consolidated has agreed to affirm its existing Unconditional Guarantee and to execute and deliver to the Bank the Line of Credit Guarantee, on the terms and conditions set forth therein.

               NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, including the covenants, terms and conditions hereinafter appearing, and to induce the Bank to extend


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          additional credit, the parties hereby covenant and agree
          as follows:

               Section 1. Definitions. All defined terms used and not defined herein are used as defined in the 1994 Agreement and the 1994 Mortgage (as defined below). As used herein and in the 1994 Agreement, the following terms shall have the meanings specified herein (to be equally applicable to both the singular and plural forms of the terms defined), and the definitions of any of the following terms which appear in the 1994 Agreement are hereby deleted in their entirety:

                    "Agreement" shall mean the 1994 Agreement, as amended by this Amendment and as subsequently amended, modified or supplemented from time to time in accordance with its terms.

                    "Commitment" shall mean the commitment to lend set forth in Section 2.01 of the Agreement, as amended by this Amendment.

                    "Line of Credit Guarantee" shall mean the Guarantee Agreement and Addendum to Guarantee by Consolidated of even date herewith, guaranteeing the additional portion of the Line of Credit Loan, as subsequently amended, modified or supplemented from time to time in accordance with its terms.

                    "Line of Credit Note" shall mean the 1994 Line of Credit Note as amended by this Amendment and as subsequently amended, modified or supplemented from time to time in accordance with its terms.

                    "Loan Documents" means the Agreement, as amended by this Amendment, the Notes, the Security Agreement, the Mortgage, the Unconditional Guarantee, the Line of Credit Guarantee, and any other document evidencing or securing the Loans, and all other instruments, certificates, financing statements or other documents executed or delivered in connection with the transactions contemplated hereby or thereby.

                    "Modification of Mortgage" shall mean the Modification of Mortgage dated March 31, 1995 executed by the Borrower in favor of the Bank.

                    "Mortgage" shall mean the 1994 Mortgage as amended by this Amendment and as subsequently amended, modified, supplemented, renewed or extended from time to time in accordance with its terms.

                    "1994 Agreement" shall have the meaning set forth in the recitals hereto.

                    "1994 Line of Credit Note" shall have the meaning set forth in the recitals hereto.


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                    "1994 Mortgage" shall mean the Corporate Mortgage of
          Real Property executed by the Borrower in favor of the Bank dated July 21, 1994, as recorded in Lee County, South Carolina on
          July 22, 1994 at Book 168, Page 214.

                    "Term Loan" shall have the meaning set forth in
          Section 3 of this Amendment.

               Section 2. Line of Credit Loan. Subject to the terms and conditions contained herein and in the 1994 Agreement, through the Termination Date, the Bank will make Advances to the Borrower under the Line of Credit Loan of up to TEN MILLION DOLLARS ($10,000,000) (as such figure may be reduced from time to time as provided in the Agreement, the "Commitment"). In all other respects, the terms of Section 2.01 of the 1994 Agreement shall remain in full force and effect.

               Section 3. Term Loan. Subject to the terms and conditions contained herein and in the 1994 Agreement, Section 2.02 of the 1994 Agreement is hereby amended as follows:

               (a) Section 2.02(a) of the 1994 Agreement is deleted in its entirety and the following provision is substituted therefor:

                    (a) Subject to the terms and conditions
                    hereinafter set forth, on and after the Closing Date through and including December 30, 1994, at the Borrower's request the Bank agreed to lend to the Borrower, in one or more advances, the sum of FIFTEEN MILLION DOLLARS ($15,000,000) (the "Term Loan"). Due to the principal repayment of $375,000 made pursuant to Section 2.02(c) of this Agreement on December 30, 1994, availability under the Term Loan has been permanently reduced to $14,625,000.
                    From   December 30, 1994 through and including
                    March 31, 1995, at the Borrower's request, the Bank agrees to lend to the Borrower, in one or more advances (each, an "Advance"), and the Borrower agrees to borrow from the Bank, the sum of FOURTEEN MILLION SIX HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($14,625,000); provided, that the Borrower is obligated to take Advances under the Term Loan aggregating $14,625,000 in principal on or before March 31, 1995; and provided, further, that each Advance under the Term Loan shall be in the minimum principal amount of $500,000, that no more than four (4) Advances shall be made by the Bank between December 30, 1994 and March 31, 1995, and that the Advances made on or before March 31, 1995 must total $14,625,000 in principal. The Term Loan shall be a Euro-Dollar Loan.


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               (b)  Section 2.02(d)(iii) of the 1994 Agreement is amended by deleting the date "November 30, 1994" in the first line thereof and substituting the date "March 31, 1995."

               (c) In all other respects, the terms of Section 2.02 of the 1994 Agreement shall remain in full force and effect.

               Section 4. Fees. Subject to the terms and conditions contained herein and in the 1994 Agreement, Section 2.08 of the 1994 Agreement is amended as follows:

               (a) Section 2.08(b) is deleted in its entirety and the following provision is substituted therefor:

                    (b) From and after the date hereof to and including March 31, 1995, the Borrower shall pay to the Bank a commitment fee at the rate of one-eighth (1/8) of one percent (0.125%) per annum on the average daily balance of the undrawn portion of the Term Loan principal. The Bank shall calculate the amount of such fee on or after November 30, 1994 and again on or after March 31, 1995. In each case, such fee shall be due and payable by the Borrower within five (5) Domestic Business Days after receipt of a written invoice from the Bank setting forth the amount of such fee.

               (b) In all other respects, the terms of Section 2.08 of the 1994 Agreement shall remain in full force and effect.

               Section 5.  Information for Stub Accounting Period.
          (a) Subject to the terms and conditions contained herein and in the 1994 Agreement, Section 6.01 of the 1994 Agreement is amended by deleting the parenthetical, "including without limitation for any stub accounting period running from August 31, 1994 through the fiscal year end of Consolidated)" in the second through fourth lines thereof, and substituting the following parenthetical therefor:

                    (except the short Fiscal Year of the Borrower ended January 1, 1995)

               (b) Section 6.01 of the 1994 Agreement is amended by adding the following subsection (h) thereto:

                    (h) as soon as available and in any event within 90 days after the end thereof, (i) a balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of the stub accounting period running from August 31, 1994 through January 1, 1995 and the related statement of income and statement of cash

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                    flows for such period and for the portion of the
                    Fiscal Year ended at the end of such stub accounting period, all certified (subject to normal year-end adjustments) as to fairness of presentation and consistency with past practice of the Borrower's auditors by the chief financial officer or the treasurer of Consolidated, and (ii) simultaneously with the delivery of information set forth in clause (i) above, a certificate of the chief financial officer or the treasurer of Consolidated stating whether any Default exists on the date of such certificate, and if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto.

               (c) In all other respects, the terms of Section 6.01 of the 1994 Agreement shall remain in full force and effect.

               Section 6. Operating Leases. Subject to the terms and conditions contained herein and in the 1994 Agreement, Section
          6.03 of the 1994 Agreement is amended by deleting the dollar amount "$800,000" in the fourth line thereof and substituting therefor the dollar amount "$600,000."

               Section 7. Conditions to Actions Set Forth Herein. (a) It is a condition precedent that prior to the extension of additional credit to the Borrower as contemplated hereby, and prior to the effectiveness of the amendments contained herein, the Borrower shall have furnished to the Bank, in form and substance satisfactory to the Bank, the following:

                    (i)  Four executed counterparts of this Amendment;

                    (ii)  The executed Modification of Mortgage;

                    (iii) Four executed counterparts of the Line of Credit Guarantee;

                    (iv)  Officer's Certificate of the Borrower;

                    (v) Certificates of the existence and good standing of the Borrower and Consolidated issued by the Secretaries of State of the jurisdiction of organization and each jurisdiction where each is required to qualify to do business as a foreign corporation, each dated within ten (10) days prior to the date hereof;
                    (vi) A certificate of the President or Secretary of the Borrower certifying: (i) that attached thereto is a true


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                    and complete copy of the Bylaws of the Borrower as
                    in effect on the date hereof; and (ii) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Borrower approving the execution, delivery and performance of this Amendment and the Modification of Mortgage on behalf of the Borrower, and the transactions contem-plated herein and therein, and authorizing duly appointed representatives of Consolidated to execute this Amendment and the Modification of Mortgage on the Borrower's behalf, and that those resolutions remain in full force and effect. The Bank may rely on such certificate as to authorized persons until it receives another certificate of the Borrower canceling or amend-ing the prior certificate;

                    (vii) Copies of tax, lien and judgment search reports satisfactory to the Bank, in such jurisdictions as the Bank may determine, covering the Realty and all personal property of the Borrower;

                    (viii) A certificate of a vice president and assistant secretary of Consolidated certifying: (i) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Consolidated approving the execution, delivery and performance of this Amendment and the Line of Credit Guarantee, and that those resolutions remain in full force and effect; (ii) the names and signatures of those persons authorized on behalf of Consolidated to execute this Amendment and the Modification of Mortgage on behalf of the Borrower and the other documents and certificates to be delivered pursuant thereto and to sign the Line of Credit Guarantee on behalf of Consolidated; (iii) that all of the representations and warranties contained in Article V of the 1994 Agreement and contained in this Amendment and in the Line of Credit Guarantee are true and correct in all respects as of the date hereof; and (iv) that no event has occurred and is continuing, or would result from the consummation of the transactions contemplated hereby and by the other documents delivered in connection herewith, which constitutes or would constitute a Default or an Event of Default. The Bank may rely on such certificate as to authorized persons until it receives another certificate of the Borrower canceling or amending the prior certificate;

                    (ix) An opinion of counsel for the Borrower and Consolidated dated the date hereof in form and substance acceptable to the Bank as to the matters set forth on ADDENDUM I hereto;


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                    (x)  Executed waivers and consents from each of the
                    members of the Borrower with respect to the Security Agreement dated _______________ among the Borrower and its members;

                    (xi) Four executed originals of the Reaffirmation Agreement of American National Can Company, Inc.; and

                    (xii) Such other documentation as the Bank may request.

               (b) It is also a condition precedent that prior to the extension of additional credit to the Borrower as contemplated hereby, and prior to the effectiveness of the amendments contained herein, the following additional conditions shall be satisfied:

                    (i) No Default or Event of Default shall exist as of the date of such funding;

                    (ii) The Borrower shall have performed and complied with all agreements and conditions contained herein, in the 1994 Agreement and in each of the other Loan Documents which are required to be performed or complied with by the Borrower;

                    (iii) As of the date of such funding, no event shall have occurred that could reasonably be expected to cause a Material Adverse Effect;

                    (iv) The representations and warranties contained herein and in Article V of the 1994 Agreement and in each of the other Loan Documents shall be true and correct in all respects as of the date of such funding;

                    (v) The following documents shall have been recorded in all appropriate jurisdictions and the Bank shall have received acknowledgment copies thereof, or in lieu thereof other evidence reasonably satisfactory to the Bank that such recordations have been made:

                         (A) Memorandum of Lease between the Borrower and the Town of Bishopville; and

                    (vi) Such other action shall have been taken as the Bank may reasonably request.

               (c) It is a condition subsequent to the transactions contemplated hereby that within thirty (30) days after the closing of such transactions, the Borrower shall have recorded the following in all appropriate jurisdictions and the Bank shall have received acknowledgment copies thereof, in form satisfactory to the Bank:


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                         (i) Easement in favor of the Borrower from the
                         Town of Bishopville with respect to encroachments of sewers;

                         (ii) Easement in favor of the Borrower from the Town of Bishopville with respect to an encroachment of a sanitary sewer; and

                         (iii) UCC termination statements executed by NationsBank (formerly Citizens and Southern National Bank).

               (d) It is a condition subsequent to the transactions contemplated hereby that within sixty (60) days after the closing of such transactions, the Borrower shall have furnished to the Bank, in form and substance satisfactory to the Bank, the following:

                         (i) Additional corporate resolutions of the Borrower authorizing the transactions contemplated hereby;

                         (ii) Substitute opinion of McDermott, Will &
                         Emery, counsel to the Borrower, dated the date hereof, as to matters set forth on Addendum I hereto; and

                         (iii) Consents and estoppels in favor of the Bank from the following equipment lessors:

                              (A)  Illinois Tool Works Inc.; and

                              (b)  Riverwood International USA, Inc.

               Section 8. Additional Representations, Warranties and Covenant. In order to induce the Bank to enter into this Amendment, the Borrower reaffirms the representations and warranties contained in the 1994 Agreement as of the date hereof (subject only to the changes set forth in the Schedules attached to this Amendment), and makes the additional representations and warranties set forth below:

               (a) Each of the Borrower and Consolidated is duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary.

               (b) Each of the Borrower and Consolidated has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

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               (c) Each of the Borrower and Consolidated has full power and authority to enter into this Amendment, and Consolidated has full power and authority to enter into the Line of Credit Guarantee, all such action having been duly authorized by all proper and necessary corporate action.

               (d) Neither the execution of this Amendment or the Line of Credit Guarantee, nor the fulfillment of or compliance with their respective provisions and terms, will (A) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a violation of or default under, or require any approval under, any applicable law, regulation, judgment, writ, order or decree binding on the Borrower or Consolidated, or the certificate of incorporation, bylaws or other organizational documents of the Borrower or Consolidated, or any agreement or instrument to which the Borrower or Consolidated is now a party or by which either of them or any of their respective properties are bound or affected, or (B) create any lien, charge or encumbrance upon any of the property or assets of the Borrower or Consolidated pursuant to the terms of any agreement or instrument to which the Borrower or Consolidated is a party or by which either of them or any of their respective properties are bound except as contemplated hereby.

               (e) This Amendment and the Line of Credit Guarantee have each been duly executed and delivered by each of the Borrower and Consolidated, as the case may be, and each is the legal, valid and binding obligation of each of the Borrower and Consolidated, as the case may be, enforceable against each of them in accordance with its terms.

               (f) The Collateral is not subject to any liens or encumbrances as of the date hereof except the lien of the Bank and except as otherwise referred to on Schedule 1.01 of the Agreement (as amended by Schedule 1.01 attached to this Amendment).

               (g) There is no action, suit or proceeding pending or threatened against or affecting the Borrower or Consolidated before any court or arbitrator or any governmental authority which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and Consolidated, or which in any manner draws into question the validity of, or could materially impair the ability of the Borrower to perform its obligations under the Agreement or the ability of Consolidated to perform its obligations under the Unconditional Guarantee or the Line of Credit Guarantee.

               (h) Except as otherwise disclosed on Schedule 1.01 to the 1994 Agreement (as amended by Schedule 1.01 attached to this Amendment), the Bank continues to hold a valid first priority lien on all of the Collateral, including without limitation the Realty, free and clear of all defects and encumbrances (except Permitted


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          Encumbrances and those exceptions to title listed in
          the title policy delivered to the Bank on the Closing Date).

               (i) The audited consolidated financial statements of Consolidated for the fiscal year ended January 1, 1995, and the unaudited financial statements of the Borrower for the four months ended January 1, 1995, copies of which have been furnished to the Bank, are correct and complete and present fairly the financial condition and results of operations of the Borrower and Consolidated as of the dates and for the periods referred to therein. Neither the Borrower nor Consolidated has any material direct or contingent liabilities as of the date of this Amendment which are not provided for or reflected in such financial statements or referred to in notes thereto, except for
          (a) liabilities contemplated by this Amendment, (b) borrowings under the Loan Documents since January 1, 1995 and
          (c) liabilities incurred in the ordinary course of business since January 1, 1995. The financial statements of the Borrower have been prepared on a basis consistent with the most recent audited consolidated financial statements of the Borrower previously delivered to the Bank. There has been no material adverse change in the business, properties or condition, financial or otherwise, of the Borrower or Consolidated since July 22, 1994.

               (j) Neither this Amendment nor the Line of Credit Guarantee nor any reports, schedules, certificates, agreements or instruments heretofore delivered to the Bank by the Borrower or Consolidated or delivered simultaneously with the execution of this Amendment contain any misrepresentation or untrue statement of a material fact or omit to state any material fact necessary to make this Amendment, the Line of Credit Guarantee or any such reports, schedules, certificates, agreements or instruments not misleading.

               (k) The Borrower is Solvent, and after consummation of this Amendment and the transactions contemplated hereby and giving effect to all Debt incurred by the Borrower, will be Solvent.

               (l) All representations and warranties by the Borrower and Consolidated made herein and in the 1994 Agreement and the other Loan Documents shall survive the delivery of this Amendment and the further extension of credit by the Bank, and any investigation at any time made by or on behalf of the Bank shall not diminish the Bank's rights to rely thereon.

               (m) The Borrower shall notify the Bank as to any equipment leases entered into after the date hereof and shall provide copies of the same to the Bank. At the request of the Bank, the Borrower shall within sixty (60) days of any such request obtain a consent and estoppel in favor of the Bank from the lessee under any such equipment lease, in form and substance satisfactory to the Bank.


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               Section 9.  Line of Credit Note.  The principal amount of
          the 1994 Line of Credit Note is hereby amended to be stated as, "$10,000,000." The 1994 Line of Credit Note continues to be the valid and binding obligation of the Borrower, is in full force and effect and remains secured by the lien of the Bank pursuant to the Mortgage and the Security Agreement. This is an amendment and reaffirmation of the 1994 Line of Credit Note and is not a novation thereof. This Amendment and the 1994 Line of Credit Note together constitute the Line of Credit Note, and are one and the same instrument.

               Section 10.  Term Note.   The Term Note continues to be the
          valid and binding obligation of the Borrower, is in full force and effect, remains secured by the lien of the Bank pursuant to the Mortgage and the Security Agreement, and remains secured by the Unconditional Guarantee. This is a reaffirmation of the Term Note and is not a novation thereof.

               Section 11. Security Agreement. The security interest and lien of the Bank granted pursuant to the Security Agreement continues to secure in full the payment and performance of the Obligations, including without limitation the full amount of advances outstanding at any time under the Line of Credit Loan and the Line of Credit Note, and subject to the foregoing, the Security Agreement is hereby reaffirmed in all respects.

               Section 12. Unconditional Guaranty. Consolidated hereby reaffirms in all respects the Unconditional Guaranty of all Obligations arising under the Term Note, on the terms and conditions set forth in the Unconditional Guaranty.

               Section 13. Mortgage. The 1994 Mortgage is hereby amended by deleting the recital on the first page thereof in its entirety and substituting the following:

                         WHEREAS, Borrower is indebted to Lender
                    in the principal sum of not more than Twenty-Five Million Dollars ($25,000,000), which indebtedness is evidenced by that certain Line of Credit Note dated July 22, 1994 as amended by that certain First Amendment to Credit Agreement, Line of Credit Note and Mortgage and Reaffirmation of Term Note, Security Agreement, Guarantee Agreement and Addendum to Guarantee dated March 31, 1995 made by Borrower to the order of Lender in the amount of $10,000,000; that certain Term Note dated July 22, 1994 made by Borrower to the order of Lender in the amount of $15,000,000; and all other obligations of Borrower arising in connection with that certain Credit Agreement dated July 22, 1994 between Borrower and


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                    Lender, as amended by that certain First Amendment
                    to Credit Agreement, Line of Credit Note and Mortgage and Reaffirmation of Term Note, Security Agreement, Guarantee Agreement and Addendum to Guarantee dated March 31, 1995 (collectively, the "Credit Agreement," all of the foregoing collectively referred to herein as the "Note"), providing for repayment of principal and interest, with the balance of the indebtedness, if not sooner paid, due and payable on September 30, 2004.

               Section 14. Bank's Expenses. The Borrower agrees to reimburse the Bank on demand for the Bank's costs and expenses incurred in connection with this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of the Bank's counsel.

               Section 15. Confirmation of Debt. The Borrower hereby affirms all of its indebtedness, liabilities and obligations to the Bank under the Notes, and that such indebtedness, liabilities and obligations are owed to the Bank in full. The Borrower and Consolidated agree that the obligations due under the Notes shall include all costs and expenses incurred by the Bank in connection with this Amendment and the transactions contemplated hereby (including without limitation the reasonable fees and expenses of counsel) which are not reimbursed upon demand by the Bank.

               Section 16. Release. The Borrower and Consolidated acknowledge and agree that, as of the date hereof, neither has any claim, defense or set-off right against the Bank, its officers, directors, employees, agents, successors, assigns or affiliates, nor any claim, defense or set-off right to the enforcement by the Bank of the full amount of the obligations due under the Notes. The Borrower and Consolidated hereby forever expressly waive, release, relinquish, satisfy, acquit and discharge the Bank, its officers, directors, employees, agents, successors, assigns and affiliates, from any and all defenses to payment or other defenses, set-offs, claims, counterclaims, liability and causes of action, accrued or unaccrued, whether known or unknown.

               Section 17. No Waiver. Except as expressly provided herein, neither the Bank's entering into this Amendment, nor its course of dealing, shall operate as a waiver of any event of default previously or hereafter occurring, or any right or remedy.

               Section 18. Conflicting Terms; No Other Modifications. To the extent that any of the terms and conditions of this Amendment are inconsistent with the terms and conditions of the 1994 Agreement or any other Loan Document, the terms and conditions of this Amendment shall control. Otherwise, unless expressly modified or superseded herein, all of the terms and conditions of the 1994

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

          Agreement and the other Loan Documents shall remain unaffected and in full force and effect.

               Section 19.  Further Assurances.  The Borrower and
          Consolidated agree to execute and deliver all documents and to take all actions as the Bank may require to carry out the purposes of this Amendment.

               Section 20.  This Amendment.

                    (a) Incorporation by Reference. The provisions of this Amendment are incorporated into the 1994 Agreement and made a part thereof as if fully set forth therein.

                    (b) Effect of Delay and Waivers; Amendments. No delay or omission by the Bank to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Bank to exercise any remedy now or hereafter existing at law or in equity or by statute, it shall not be necessary to give any notice, other than such notice as may be expressly required. In the event any provision contained in this Amendment should be breached by any party and thereafter waived by the other party so empowered to act, such waiver shall be limited to the particular breach hereunder. No waiver, amendment, release or modification of this Amendment shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized by this Amendment.

                    (c) Counterparts. This Amendment may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    (d) Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Amendment shall not affect the validity or enforceability of the remaining portions of this Amendment, or any part thereof.

                    (e) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

                    (f) References. The words "herein," "hereof," "hereunder" and other words of similar import when used in this Amendment refer to this Amendment as a whole, and not to any particular article, section or subsection.

               Section 21. Schedules. Schedules 1.01, 5.14 and 5.15 of the 1994 Agreement are amended as set forth on Schedules 1.01,
          5.14 and 5.15 attached hereto, incorporated herein and in the 1994 Agreement by reference as if fully set forth herein and therein.

                    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in their respective names and their respective seals to be hereunto affixed and attested by their duly authorized representatives, all as of the date first above written.


                                        SOUTH ATLANTIC CANNERS, INC.
                                        By COCA-COLA BOTTLING CO.
                                        CONSOLIDATED, as Manager
          ATTEST:


                                        By:
          ___________ Secretary              Name:
                                             Title:
          (CORPORATE SEAL)


                                        COCA-COLA BOTTLING CO. CONSOLIDATED
          ATTEST:


                                        By:
          ___________ Secretary              Name:
                                             Title:
          (CORPORATE SEAL)

                                        WACHOVIA BANK OF NORTH CAROLINA, N.A.



                                        By:
                                             Name:
                                             Title:
293\145975

              ADDENDUM I TO FIRST AMENDMENT TO CREDIT AGREEMENT, LINE OF
              CREDIT NOTE AND MORTGAGE, AND REAFFIRMATION OF TERM NOTE,
                SECURITY AGREEMENT, GUARANTY AGREEMENT AND ADDENDUM TO
                                 GUARANTY AGREEMENT

               An opinion of counsel for the Borrower and Consolidated as to the following matters:

          (i) each of the Borrower and Consolidated is duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary;

          (ii) each of the Borrower and Consolidated has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted;

          (iii) each of the Borrower and Consolidated has full power and authority to enter into this Amendment, and Consolidated has full power and authority to enter into the Line of Credit Guarantee, all such action having been duly authorized by all proper and necessary corporate action;

          (iv) to the best knowledge of such counsel, neither the execution of this Amendment or the Line of Credit Guarantee, nor the fulfillment of or compliance with their respective provisions and terms, will (A) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a violation of or default under, or require any approval under, any applicable law, regulation, judgment, writ, order or decree binding on the Borrower or Consolidated, or the certificate of incorporation, bylaws or other organizational documents of the Borrower or Consolidated, or any agreement or instrument to which the Borrower or Consolidated is now a party or by which either of them or any of their respective properties are bound or affected, or (B) create any lien, charge or encumbrance upon any of the property or assets of the Borrower or Consolidated pursuant to the terms of any agreement or instrument to which the Borrower or Consolidated is a party or by which either of them or any of their respective properties are bound except as contemplated hereby;

           (v) this Amendment and the Line of Credit Guarantee have each been duly executed and delivered by each of the Borrower and Consolidated, as the case may be, and each is the legal, valid and binding obligation of each of the Borrower and Consolidated, as the case may be, enforceable against each of them in accordance with its terms;
          (vi) the Collateral is not subject to any liens or encumbrances as of the date hereof except the lien of the Bank and except as otherwise referred to on Schedule 1.01 of the Agreement;

          (vii) to the best knowledge of such counsel, there is no action, suit or proceeding pending or threatened against or affecting the Borrower or Consolidated before any court or arbitrator or any governmental authority which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and Consolidated, or which in any manner draws into question the validity of, or could materially impair the ability of the Borrower to perform its obligations under the Agreement or the ability of Consolidated to perform its obligations under the Unconditional Guarantee or the Line of Credit Guarantee; and

          (viii) the Bank continues to hold a valid first priority lien on all of the Collateral, including without limitation the Realty, free and clear of all defects and encumbrances (except Permitted Encumbrances and those exceptions to title listed in the title policy delivered to the Bank on the Closing Date).



          293\145975